UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21467

LMP Capital and Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: November 30

Date of reporting period: May 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	May 31, 2018

LMP

CAPITAL AND INCOME FUND INC. (SCD)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is total return with an emphasis on income.

The Fund invests in a broad range of equity and fixed-income securities of both U.S. and foreign issuers. The Fund will vary its allocation between equity and fixed-income securities depending on the investment manager’s view of economic, market or political conditions, fiscal and monetary policy and security valuation.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of LMP Capital and Income Fund Inc. for the six-month reporting period ended May 31, 2018. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

June 29, 2018

II	LMP Capital and Income Fund Inc.

Investment commentary

Economic review

Economic activity in the U.S. was somewhat mixed during the six months ended May 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third and fourth quarter 2017 U.S. gross domestic product (“GDP”)i growth was 3.2% and 2.9%, respectively. Finally, the U.S. Department of Commerce’s final reading for first quarter 2018 GDP growth — released after the reporting period ended — was 2.0%. More modest GDP growth in the first quarter reflected decelerations in personal consumption expenditures (“PCE”), exports, state and local government spending, and federal government spending and a downturn in residential fixed investment. These movements were partly offset by a smaller decrease in private inventory investment and a larger increase in nonresidential fixed investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on May 31, 2018, the unemployment rate was 3.8%, as reported by the U.S. Department of Labor. This was the lowest unemployment rate since April 2000. The percentage of longer-term unemployed declined during the reporting period. In May 2018, 19.4% of Americans looking for a job had been out of work for more than six months, versus 22.9% when the period began.

LMP Capital and Income Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. The Fed increased the federal funds rateiii twice during the reporting period. Looking back, at its meeting that concluded on September 20, 2017 — before the reporting period began — the Fed kept rates on hold but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%. Finally, at its meeting that concluded on June 13, 2018 — after the reporting period ended — the Fed raised the federal funds rate to a range between 1.75% and 2.00%.

Q. What factors impacted the U.S. stock market during the reporting period?

A. Despite times of weakness, the U.S. stock market posted positive results for the reporting period. The market moved higher during the first two months of the period and reached several new all-time highs. This was driven by overall solid corporate profits, signs of continued economic growth and, in December 2017, the signing of the U.S. tax reform bill. However, the market then gave back a portion of its gains in February and March 2018. This occurred given concerns that the Fed may raise interest rates more aggressively than previously expected. In addition, there were fears of a global trade war and several high profile issues in the technology industry. The market ended the reporting period on a positive note, as it rallied in April and May 2018. All told, for the six months ended May 31, 2018, the S&P 500 Indexiv gained 3.16%.

Looking at the U.S. stock market more closely, small-cap stocks, as measured by the Russell 2000 Indexv, generated the strongest results, returning 6.47% over the reporting period. In contrast, large-cap stocks, as measured by the Russell 1000 Indexvi, gained 3.33% and mid-cap stocks, as measured by the Russell Midcap Indexvii, returned 2.59%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthviii and Russell 3000 Valueix Indices, returned 7.21% and -0.17%, respectively, during the six months ended May 31, 2018.

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Both short-term and longer-term Treasury yields moved higher during the six-month reporting period ended May 31, 2018. The yield for the two-year Treasury note began the reporting period at 1.78% — equaling its low for the period — and ended the period at 2.40%. Its peak for the period of 2.59% occurred on May 22, 2018. The yield for the ten-year Treasury began the reporting period at 2.42% and ended the period at 2.83%. The low for the period of 2.33% occurred on December 6, 2017 and the high for the period of 3.11% took place on May 17, 2018.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. Most spread sectors generally posted weak results during the reporting period. Performance fluctuated given changing

IV	LMP Capital and Income Fund Inc.

expectations for global growth, uncertainties regarding future central bank monetary policy, the signing of the U.S. tax reform bill in December 2017 and concerns over a global trade war. All told, the broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexx, returned -1.04% during the six-month reporting period ended May 31, 2018.

Q. How did the high-yield bond market perform over the reporting period?

A. The U.S. high-yield bond market, as measured by the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexxi, returned 0.06% for the six months ended May 31, 2018. The high-yield market posted a modest gain during the first two months of the reporting period. Those gains were then erased in February and March 2018. This turnaround was triggered by a number of factors, including fears that the Fed may take a more aggressive approach to rate hikes, trade war concerns and high-profile issues in the technology industry. However, the high yield market then rallied in April 2018 and was relatively flat in May 2018.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xii returned -3.66% during the six months ended May 31, 2018. The asset class produced choppy results during the reporting period. At times it was supported by solid investor demand, less concern over a significant shift in U.S. trade policy and a weakening U.S. dollar. However, at other times it was dragged down by rising U.S. interest rates, periods of investor risk aversion and geopolitical issues. In addition, the U.S. dollar rallied in April and May 2018, negatively impacting the performance of the asset class.

Performance review

For the six months ended May 31, 2018, LMP Capital and Income Fund Inc. returned -2.14% based on its net asset value (“NAV”)xiii and -0.35% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg Barclays U.S. Aggregate Index and the S&P 500 Index, returned -1.04% and 3.16%, respectively. The Lipper Income and Preferred Stock Closed-End Funds Category Averagexiv returned -1.29% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.62 per share. As of May 31, 2018, the Fund estimates that 23% of the distributions were sourced from net investment income and 77% constituted a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of May 31, 2018. Past performance is no guarantee of future results.

*

These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

LMP Capital and Income Fund Inc.	V

Investment commentary (cont’d)

Performance Snapshot as of May 31, 2018 (unaudited)
Price Per Share	6-Month Total Return**
$14.40 (NAV)	-2.14	%†
$13.09 (Market Price)	-0.35	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “SCD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XSCDX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in LMP Capital and Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

June 29, 2018

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund’s investments are subject to a number of risks such as stock market and equity securities risk, MLP risk, fixed income securities risk, foreign investments risk, market events risk and portfolio management risk.

VI	LMP Capital and Income Fund Inc.

Investments in MLP securities are subject to unique risks. The Fund’s concentration of investments in energy-related MLPs subjects it to the risks of MLPs and the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. MLP distributions are not guaranteed and there is no assurance that all such distributions will be tax deferred. Stock and bond prices are subject to fluctuation. As interest rates rise, bond prices fall, reducing the value of the fixed-income securities held by the Fund. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political, social, and economic conditions. These risks are magnified in emerging or developing markets. The Fund may invest in lower-rated high yield bonds or “junk bonds,” which are subject to greater liquidity and credit risk (risk of default) than higher-rated obligations. The repositioning of the Fund’s portfolio may increase a shareholder’s risk of loss associated with an investment in the Fund’s shares. Funds that invest in securities related to the real estate industry are subject to the risks of real estate markets, including fluctuating property values, changes in interest rates and other mortgage-related risks. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. Dividends are not guaranteed, and a company may reduce or eliminate its dividend at any time. Distributions are not guaranteed and are subject to change.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

LMP Capital and Income Fund Inc.	VII

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vi

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market.

vii

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

viii

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

[x]

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

xi

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

xiii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xiv

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended May 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 33 funds in the Fund’s Lipper category.

VIII	LMP Capital and Income Fund Inc.

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2018 and November 30, 2017. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

LMP Capital and Income Fund Inc. 2018 Semi-Annual Report	1

Schedule of investments (unaudited)

May 31, 2018

LMP Capital and Income Fund Inc.

Security	Shares	Value
Common Stocks — 82.0%
Consumer Discretionary — 1.6%
Automobiles — 1.6%
General Motors Co.	94,700	$4,043,690	(a)
Consumer Staples — 8.4%
Beverages — 4.0%
Dr Pepper Snapple Group Inc.	72,000	8,589,600
PepsiCo Inc.	16,500	1,654,125
Total Beverages		10,243,725
Household Products — 4.4%
Colgate-Palmolive Co.	46,000	2,902,140	(a)
Kimberly-Clark Corp.	24,000	2,420,400	(a)
Procter & Gamble Co.	30,500	2,231,685	(a)
Reckitt Benckiser Group PLC	50,000	3,829,759	(b)
Total Household Products		11,383,984
Total Consumer Staples		21,627,709
Financials — 15.9%
Banks — 3.0%
Bank of America Corp.	148,000	4,297,920	(a)
Citigroup Inc.	52,000	3,467,880	(a)
Total Banks		7,765,800
Capital Markets — 1.0%
CME Group Inc.	16,000	2,606,400	(a)
Insurance — 2.2%
AFLAC Inc.	52,000	2,343,120	(a)
MetLife Inc.	75,000	3,449,250	(a)
Total Insurance		5,792,370
Mortgage Real Estate Investment Trusts (REITs) — 9.7%
AGNC Investment Corp.	319,000	6,003,580	(a)
Annaly Capital Management Inc.	527,000	5,496,610	(a)
Starwood Property Trust Inc.	335,000	7,272,850	(a)
TPG RE Finance Trust Inc.	307,500	6,279,150	(a)
Total Mortgage Real Estate Investment Trusts (REITs)		25,052,190
Total Financials		41,216,760
Health Care — 8.1%
Pharmaceuticals — 8.1%
AstraZeneca PLC, ADR	62,000	2,295,860	(a)
Bristol-Myers Squibb Co.	38,000	1,999,560	(a)
GlaxoSmithKline PLC, ADR	41,000	1,661,320	(a)
Johnson & Johnson	23,000	2,751,260	(a)

See Notes to Financial Statements.

2	LMP Capital and Income Fund Inc. 2018 Semi-Annual Report

LMP Capital and Income Fund Inc.

Security	Shares	Value
Pharmaceuticals — continued
Merck & Co. Inc.	128,000	$7,619,840	(a)
Pfizer Inc.	131,000	4,706,830	(a)
Total Health Care		21,034,670
Industrials — 6.0%
Aerospace & Defense — 4.2%
Lockheed Martin Corp.	34,300	10,788,722	(a)
Electrical Equipment — 0.9%
Emerson Electric Co.	35,000	2,479,400	(a)
Machinery — 0.9%
Stanley Black & Decker Inc.	16,500	2,297,460	(a)
Total Industrials		15,565,582
Information Technology — 17.0%
Communications Equipment — 0.9%
Cisco Systems Inc.	55,400	2,366,134	(a)
IT Services — 2.6%
International Business Machines Corp.	36,000	5,087,160	(a)
Paychex Inc.	24,750	1,623,105	(a)
Total IT Services		6,710,265
Semiconductors & Semiconductor Equipment — 6.2%
Intel Corp.	20,500	1,131,600
Maxim Integrated Products Inc.	79,000	4,633,350	(a)
Microchip Technology Inc.	26,000	2,531,880	(a)
QUALCOMM Inc.	91,500	5,317,980	(a)
Texas Instruments Inc.	21,000	2,350,110	(a)
Total Semiconductors & Semiconductor Equipment		15,964,920
Software — 6.2%
Microsoft Corp.	112,700	11,139,268	(a)
Oracle Corp.	106,000	4,952,320	(a)
Total Software		16,091,588
Technology Hardware, Storage & Peripherals — 1.1%
Apple Inc.	15,400	2,877,798	(a)
Total Information Technology		44,010,705
Materials — 5.3%
Chemicals — 3.0%
DowDuPont Inc.	120,000	7,693,200	(a)
Containers & Packaging — 1.6%
International Paper Co.	78,000	4,173,000	(a)
Metals & Mining — 0.7%
Compass Minerals International Inc.	28,000	1,831,200	(a)
Total Materials		13,697,400

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2018 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

May 31, 2018

LMP Capital and Income Fund Inc.

Security	Shares	Value
Real Estate — 12.1%
Equity Real Estate Investment Trusts (REITs) — 12.1%
Alexandria Real Estate Equities Inc.	18,900	$2,360,988	(a)
American Tower Corp.	27,974	3,870,763	(a)
AvalonBay Communities Inc.	5,600	927,024
EPR Properties	44,000	2,701,160	(a)
Equity Residential	30,000	1,919,700
Park Hotels & Resorts Inc.	137,400	4,427,028	(a)
Ramco-Gershenson Properties Trust	132,000	1,623,600	(a)
Retail Properties of America Inc., Class A Shares	155,000	1,900,300	(a)
Simon Property Group Inc.	18,610	2,981,694	(a)
STORE Capital Corp.	47,500	1,273,000	(a)
Urstadt Biddle Properties Inc., Class A Shares	85,000	1,857,250	(a)
Weyerhaeuser Co.	144,000	5,375,520	(a)
Total Real Estate		31,218,027
Telecommunication Services — 5.7%
Diversified Telecommunication Services — 4.6%
AT&T Inc.	170,000	5,494,400	(a)
Verizon Communications Inc.	136,000	6,483,120	(a)
Total Diversified Telecommunication Services		11,977,520
Wireless Telecommunication Services — 1.1%
Vodafone Group PLC, ADR	112,000	2,904,160	(a)
Total Telecommunication Services		14,881,680
Utilities — 1.9%
Electric Utilities — 1.5%
Exelon Corp.	95,000	3,932,050	(a)
Multi-Utilities — 0.4%
CenterPoint Energy Inc.	41,000	1,071,330	(a)
Total Utilities		5,003,380
Total Common Stocks (Cost — $172,363,363)		212,299,603

	Shares/Units
Master Limited Partnerships — 30.5%
Diversified Energy Infrastructure — 7.3%
Energy Transfer Partners LP	376,000	7,140,240	(a)
Enterprise Products Partners LP	182,000	5,259,800	(a)
Genesis Energy LP	300,000	6,588,000	(a)
Total Diversified Energy Infrastructure		18,988,040
Financials — 3.7%
Blackstone Group LP	297,000	9,483,210	(a)

See Notes to Financial Statements.

4	LMP Capital and Income Fund Inc. 2018 Semi-Annual Report

LMP Capital and Income Fund Inc.

Security	Shares/Units	Value
Global Infrastructure — 2.8%
Brookfield Infrastructure Partners LP	60,000	$2,286,000
Brookfield Renewable Partners LP	166,000	5,122,366
Total Global Infrastructure		7,408,366
Liquids Transportation & Storage — 3.2%
Buckeye Partners LP	60,000	2,163,000	(a)
Magellan Midstream Partners LP	34,000	2,376,600	(a)
PBF Logistics LP	186,000	3,729,300	(a)
Total Liquids Transportation & Storage		8,268,900
Natural Gas Transportation & Storage — 4.4%
Hoegh LNG Partners LP	360,000	6,228,000	(a)
Williams Partners LP	130,000	5,174,000	(a)
Total Natural Gas Transportation & Storage		11,402,000
Offshore — 1.2%
Dynagas LNG Partners LP	390,000	3,014,700	(a)
Oil/Refined Products — 2.9%
Andeavor Logistics LP	11,000	471,900
CrossAmerica Partners LP	80,000	1,380,800	(a)
MPLX LP	44,000	1,580,040	(a)
Sunoco LP	154,000	4,096,400	(a)
Total Oil/Refined Products		7,529,140
Petrochemicals — 1.0%
Westlake Chemical Partners LP	115,000	2,673,750	(a)
Propane — 1.1%
Suburban Propane Partners LP	122,000	2,856,020	(a)
Shipping — 2.9%
Golar LNG Partners LP	172,000	2,884,440	(a)
KNOT Offshore Partners LP	221,000	4,641,000	(a)
Total Shipping		7,525,440
Total Master Limited Partnerships (Cost — $75,953,728)		79,149,566

	Shares
Investments in Underlying Funds — 6.5%
Financials — 6.5%
Ares Capital Corp.	380,000	6,414,400	(a)(c)
Golub Capital BDC Inc.	118,000	2,184,180	(a)(c)
TCP Capital Corp.	250,000	3,682,500	(a)(c)
TriplePoint Venture Growth BDC Corp.	360,000	4,525,200	(a)(c)
Total Investments in Underlying Funds (Cost — $17,548,474)		16,806,280

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2018 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

May 31, 2018

LMP Capital and Income Fund Inc.

Security	Rate	Shares	Value
Convertible Preferred Stocks — 6.0%
Energy — 1.7%
Oil, Gas & Consumable Fuels — 1.7%
Anadarko Petroleum Corp.	7.500%	130,000	$4,269,200	(a)
Financials — 1.4%
Insurance — 1.4%
Assurant Inc.	6.500%	35,000	3,668,350
Industrials — 0.3%
Machinery — 0.3%
Stanley Black & Decker Inc.	5.375%	7,830	833,503
Real Estate — 0.7%
Equity Real Estate Investment Trusts (REITs) — 0.7%
Crown Castle International Corp.	6.875%	1,700	1,775,701
Utilities — 1.9%
Electric Utilities — 1.9%
NextEra Energy Inc.	6.371%	67,000	4,915,790
Total Convertible Preferred Stocks (Cost — $15,650,573)			15,462,544
Total Investments before Short-Term Investments (Cost — $281,516,138)			323,717,993
Short-Term Investments — 7.5%
JPMorgan 100% US Treasury Securities Money Market Fund, Institutional Class (Cost — $19,472,128)	1.608%	19,472,128	19,472,128
Total Investments — 132.5% (Cost — $300,988,266)			343,190,121
Liabilities in Excess of Other Assets — (32.5)%			(84,267,815)
Total Net Assets — 100.0%			$258,922,306

(a)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (Note 5).

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

(c)	Security is a business development company (Note 1).

Abbreviations used in this schedule:
ADR	— American Depositary Receipt
USD	— United States Dollar

See Notes to Financial Statements.

6	LMP Capital and Income Fund Inc. 2018 Semi-Annual Report

Statement of assets and liabilities (unaudited)

May 31, 2018

Assets:
Investments, at value (Cost — $300,988,266)	$343,190,121
Cash	1,240,175
Receivable for securities sold	3,687,191
Interest and dividends receivable	1,202,704
Prepaid expenses	11,149
Total Assets	349,331,340

Liabilities:
Loan payable (Note 5)	90,000,000
Investment management fee payable	250,577
Interest payable	68,009
Directors’ fees payable	3,548
Accrued expenses	86,900
Total Liabilities	90,409,034
Total Net Assets	$258,922,306

Net Assets:
Par value ($0.001 par value; 17,983,330 shares issued and outstanding; 100,000,000 shares authorized)	$17,983
Paid-in capital in excess of par value	237,654,320
Overdistributed net investment income	(3,827,826)
Accumulated net realized loss on investments and foreign currency transactions	(17,124,066)
Net unrealized appreciation on investments and foreign currencies	42,201,895
Total Net Assets	$258,922,306

Shares Outstanding	17,983,330

Net Asset Value	$14.40

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2018 Semi-Annual Report	7

Statement of operations (unaudited)

For the Six Months Ended May 31, 2018

Investment Income:
Dividends and distributions	$10,643,848
Return of capital (Note 1(h))	(2,944,891)
Net Dividends and Distributions	7,698,957
Interest	93,547
Total Investment Income	7,792,504

Expenses:
Investment management fee (Note 2)	1,512,586
Interest expense (Note 5)	1,071,098
Audit and tax fees	45,516
Directors’ fees	34,160
Transfer agent fees	33,801
Legal fees	22,232
Shareholder reports	13,976
Fund accounting fees	13,771
Stock exchange listing fees	6,234
Insurance	4,175
Franchise tax	1,745
Custody fees	601
Miscellaneous expenses	5,484
Total Expenses	2,765,379
Net Investment Income	5,027,125

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	(8,191,991)
REIT distributions	51,269
Foreign currency transactions	(4,361)
Net Realized Loss	(8,145,083)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(2,699,614)
Foreign currencies	270
Change in Net Unrealized Appreciation (Depreciation)	(2,699,344)
Net Loss on Investments and Foreign Currency Transactions	(10,844,427)
Decrease in Net Assets From Operations	$(5,817,302)

See Notes to Financial Statements.

8	LMP Capital and Income Fund Inc. 2018 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended May 31, 2018 (unaudited) and the Year Ended November 30, 2017	2018	2017

Operations:
Net investment income	$5,027,125	$8,432,137
Net realized gain (loss)	(8,145,083)	8,972,152
Change in net unrealized appreciation (depreciation)	(2,699,344)	5,015,672
Increase (Decrease) in Net Assets From Operations	(5,817,302)	22,419,961

Distributions to Shareholders From (Note 1):
Net investment income	(11,149,664)	(10,249,947)
Return of capital	—	(12,049,382)
Decrease in Net Assets From Distributions to Shareholders	(11,149,664)	(22,299,329)
Increase (Decrease) in Net Assets	(16,966,966)	120,632

Net Assets:
Beginning of period	275,889,272	275,768,640
End of period*	$258,922,306	$275,889,272
*Includes (overdistributed) undistributed net investment income, respectively, of:	$(3,827,826)	$2,294,713

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2018 Semi-Annual Report	9

Statement of cash flows (unaudited)

For the Six Months Ended May 31, 2018

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$(5,817,302)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(45,470,398)
Sales of portfolio securities	62,869,735
Net purchases, sales and maturities of short-term investments	(7,607,063)
Return of capital	2,944,891
Investment transaction adjustments, net	10,632
Increase in receivable for securities sold	(175,332)
Decrease in interest receivable	459,916
Increase in prepaid expenses	(2,090)
Decrease in payable for securities purchased	(5,681,466)
Decrease in investment management fee payable	(2,482)
Decrease in Directors’ fee payable	(1,393)
Increase in interest payable	18,842
Decrease in accrued expenses	(48,227)
Net realized loss on investments	8,191,991
Change in net unrealized appreciation (depreciation) of investments	2,699,614
Net Cash Provided by Operating Activities*	12,389,868

Cash Flows From Financing Activities:
Distributions paid on common stock	(11,149,664)
Decrease in due to custodian	(29)
Net Cash Used in Financing Activities	(11,149,693)
Net Increase (Decrease) in Cash	1,240,175
Cash at Beginning of Period	—
Cash at End of Period	$1,240,175

*	Included in operating expenses is cash of $1,052,256 paid for interest on borrowings.

See Notes to Financial Statements.

10	LMP Capital and Income Fund Inc. 2018 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended November 30, unless otherwise noted:
	2018[1,2]	2017[1]	2016[1]	2015[1]	2014[1]	2013[1]

Net asset value, beginning of period	$15.34	$15.33	$15.31	$19.37	$17.53	$14.43

Income (loss) from operations:
Net investment income	0.28	0.47	0.50	0.58	1.12	0.72
Net realized and unrealized gain (loss)	(0.60)	0.78	0.76	(3.52)	1.84	3.50
Total income (loss) from operations	(0.32)	1.25	1.26	(2.94)	2.96	4.22

Less distributions from:
Net investment income	(0.62) [3]	(0.57)	(0.46)	(1.12)	(1.12)	(0.61)
Return of capital	—	(0.67)	(0.78)	—	—	(0.51)
Total distributions	(0.62)	(1.24)	(1.24)	(1.12)	(1.12)	(1.12)

Net asset value, end of period	$14.40	$15.34	$15.33	$15.31	$19.37	$17.53

Market price, end of period	$13.09	$13.76	$13.11	$12.80	$17.27	$15.91
Total return, based on NAV[4,5]	(2.14)%	8.40%	8.84%	(15.80)%	17.43%	30.37%
Total return, based on Market Price[6]	(0.35)%	14.47%	12.88%	(20.38)%	16.04%	23.50%

Net assets, end of period (millions)	$259	$276	$276	$275	$348	$315

Ratios to average net assets:
Gross expenses	2.08%[7]	1.80%	1.54%	1.35%	1.44%	1.41%
Net expenses	2.08 [7]	1.80	1.54	1.35	1.44	1.41
Net investment income	3.78 [7]	3.00	3.38	3.27	6.07	4.41

Portfolio turnover rate	13%	37%	29%	30%	27%	38%

Supplemental data:
Loan Outstanding, End of Period (000s)	$90,000	$90,000	$82,500	$75,000	$100,000	$77,000
Asset Coverage Ratio for Loan Outstanding[8]	388%	407%	434%	467%	448%	509%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[8]	$3,877	$4,065	$4,343	$4,672	$4,483 [9]	$5,094 [9]
Weighted Average Loan (000s)	$90,000	$88,849	$75,307	$69,096	$93,614	$77,000
Weighted Average Interest Rate on Loan	2.39%	1.72%	1.13%	0.90%	0.81%	0.84%

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2018 Semi-Annual Report	11

Financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2018 (unaudited).

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

[9]	Added to conform to current period presentation.

See Notes to Financial Statements.

12	LMP Capital and Income Fund Inc. 2018 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

LMP Capital and Income Fund Inc. (the “Fund”) was incorporated in Maryland on November 12, 2003 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is total return with an emphasis on income. The Fund invests in a broad range of equity and fixed-income securities of both U.S. and foreign issuers. The Fund will vary its allocation between equity and fixed-income securities depending on the investment manager’s view of economic, market or political conditions, fiscal and monetary policy and security valuation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

LMP Capital and Income Fund Inc. 2018 Semi-Annual Report	13

Notes to financial statements (unaudited) (cont’d)

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/ yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

14	LMP Capital and Income Fund Inc. 2018 Semi-Annual Report

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer staples	$17,797,950	$3,829,759	—	$21,627,709
Other common stocks	190,671,894	—	—	190,671,894
Master limited partnerships	79,149,566	—	—	79,149,566
Investments in underlying funds	16,806,280	—	—	16,806,280
Convertible preferred stocks
Real estate	—	1,775,701	—	1,775,701
Other convertible preferred stocks	13,686,843	—	—	13,686,843
Total long-term investments	$318,112,533	$5,605,460	—	$323,717,993
Short-term investments†	19,472,128	—	—	19,472,128
Total investments	$337,584,661	$5,605,460	—	$343,190,121

†	See Schedule of Investments for additional detailed categorizations.

For the six months ended May 31, 2018, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At May 31, 2018, securities valued at $3,829,759 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

At May 31, 2018, securities valued at $1,775,701 were transferred from Level 1 to Level 2 within the fair value hierarchy because of the unavailability of quoted price in an active market for an identical investment.

(b) Business development companies. The Fund may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. A business development company operates similar to an exchange-traded fund and represents a portfolio of securities. The Fund may purchase a

LMP Capital and Income Fund Inc. 2018 Semi-Annual Report	15

Notes to financial statements (unaudited) (cont’d)

business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.

(c) Master limited partnerships. The Fund may invest without limit in the securities of both energy and non-energy Master Limited Partnerships (“MLPs”), so long as no more than 25% of the Fund’s total assets are invested in MLPs that are treated for U.S. federal tax purposes as qualified publicly traded partnerships. This 25% limitation applies generally to MLPs that focus on commodity and energy-related industries. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

The Fund, and entities in which the Fund invests, may be subject to audit by the Internal Revenue Service or other applicable tax authorities. The Fund’s taxable income or tax liability for prior taxable years could be adjusted if there is an audit of the Fund, or of any entity that is treated as a partnership for tax purposes in which the Fund holds an equity interest. The Fund may be required to pay a fund-level tax as a result of such an adjustment or may pay a “deficiency dividend” to its current shareholders in order to avoid a fund-level tax associated with the adjustment. The Fund could also be required to pay interest and penalties in connection with such an adjustment.

(d) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

16	LMP Capital and Income Fund Inc. 2018 Semi-Annual Report

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is

LMP Capital and Income Fund Inc. 2018 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Return of capital estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital and distributions received from the Fund’s investments in Real Estate Investment Trusts (“REITs”) generally are comprised of income, realized capital gains and return of capital. The Fund records investment income, realized capital gains and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP or REIT and other industry sources. These estimates may subsequently be revised based on information received from the MLPs and REITs after their tax reporting periods are concluded.

(i) Partnership accounting policy. The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations.

(j) Distributions to shareholders. Distributions from net investment income by the Fund, if any, are declared and paid on a quarterly basis. The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. The Fund intends to distribute all of its net investment income earned each quarter and any cash received during the quarter from its investments in MLPs and REITs. The Fund intends to distribute the cash received from MLPs and REITs even if all or a portion of that cash may represent a return of capital to the Fund. The Fund may distribute additional amounts if required under the income tax regulations. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular quarterly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any quarterly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). The Board of Directors may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to share- holders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

18	LMP Capital and Income Fund Inc. 2018 Semi-Annual Report

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

The Fund may invest up to 25% of its total assets in MLPs, which generally are treated for federal income tax purposes as qualified publicly traded partnerships. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The distributions paid by the MLPs generally do not constitute income for tax purposes. Each MLP may allocate losses to the Fund which are generally not deductible in computing the Fund’s taxable income until such time as that particular MLP either generates income to offset those losses or the Fund disposes of units in that MLP. This may result in the Fund’s taxable income being substantially different than its book income in any given year. As a result, the Fund may have insufficient taxable income to support its distributions paid resulting in a return of capital to shareholders. A return of capital distribution is generally not treated as taxable income to shareholders and instead reduces a shareholder’s basis in their shares of the Fund.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Clear-Bridge Investments, LLC (“ClearBridge”), Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, ClearBridge, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMP Capital and Income Fund Inc. 2018 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage and any proceeds from the issuance of preferred stock.

LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. Clear-Bridge provides investment advisory services to the Fund by both determining the allocation of the Fund’s assets between equity and fixed-income investments and performing the day-to-day management of the Fund’s investments in equity securities. Western Asset provides advisory services to the Fund by performing the day-to-day management of the Fund’s fixed-income investments. For its services, LMPFA pays the subadvisers monthly 70% of the net management fee it receives from the Fund. This fee will be divided on a pro rata basis, based on assets allocated to each subadviser.

Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities. Western Asset Limited does not receive any compensation from the Fund. In turn, Western Asset pays Western Asset Limited monthly a subadvisory fee of 0.30% on the assets managed by Western Asset Limited.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended May 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$45,470,398
Sales	62,869,735

At May 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$300,988,266	$56,611,266	$(14,409,411)	$42,201,855

4. Derivative instruments and hedging activities

During the six months ended May 31, 2018, the Fund did not invest in derivative instruments.

20	LMP Capital and Income Fund Inc. 2018 Semi-Annual Report

5. Loan

The Fund has a revolving credit agreement with Pershing LLC, which permits the Fund to borrow up to an aggregate amount of $110,000,000, subject to the approval of Pershing LLC, and renews daily for a 180-day term unless notice to the contrary is given to the Fund. The interest on the loan is calculated at a variable rate based on the one-month LIBOR, plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on the behalf of Pershing, LLC. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the loan for the six months ended May 31, 2018 was $1,071,098. For the six months ended May 31, 2018, the Fund had an average daily loan balance outstanding of $90,000,000 and the weighted average interest rate was 2.39%. At May 31, 2018, the Fund had $90,000,000 of borrowings outstanding per this credit agreement.

6. Distributions subsequent to May 31, 2018

The following distribution has been declared by the Fund’s Board of Directors and is payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
6/22/2018	7/02/2018	$0.3100

7. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended May 31, 2018, the Fund did not repurchase any shares.

8. Capital loss carryforward

As of November 30, 2017, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
11/30/2018	$(3,245,411)

This amount will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $3,397,448, which have no expiration date, must be used first to offset any such gains.

LMP Capital and Income Fund Inc. 2018 Semi-Annual Report	21

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of LMP Capital and Income Fund Inc. was held on April 6, 2018, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Carol L. Colman	15,913,335	409,644
Daniel P. Cronin	15,896,837	426,142
Paolo M. Cucchi	15,833,461	489,518

At May 31, 2018, in addition to Carol L. Colman, Daniel P. Cronin and Paolo M. Cucchi, the other Directors of the Fund were as follows:

Robert D. Agdern

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

22	LMP Capital and Income Fund Inc.

Dividend reinvestment plan (unaudited)

On December 15, 2016, the Fund announced that the Board of Directors has authorized changes to the Fund’s Dividend Reinvestment Plan (the “Plan”) with respect to dividend reinvestment determinations and transaction fees for Plan participants selling their shares. A copy of the revised Plan is included below.

Effective July 1, 2017, the Fund uses the dividend payment date to determine if new shares are issued or shares are purchased in the open market for Plan participants reinvesting their distributions. If on the payment date the closing market price (plus $0.03 per share commission) is at or above the net asset value (“NAV”), the Fund will issue new shares of common stock. Newly issued shares of common stock will be issued at a price equal to the greater of (a) the NAV per share on the date prior to issuance or (b) 95% of the closing market price per share. If the closing market price (plus $0.03 per share commission) is lower than the NAV per share on the payment date, the Plan Agent will receive the distribution in cash and purchase common stock in the open market. In addition, effective July 1, 2017, fees paid by Plan participants to sell Fund shares increased, with Plan participants paying a $5.00 transaction fee plus a $0.05 per share commission upon a sale of shares held pursuant to the Plan.

Revised dividend reinvestment plan:

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with

LMP Capital and Income Fund Inc.	23

Dividend reinvestment plan (unaudited) (cont’d)

applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

24	LMP Capital and Income Fund Inc.

LMP

Capital and Income Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Todd F. Kuehl

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jennifer S. Berg

Treasurer

Jeanne M. Kelly

Senior Vice President

LMP

Capital and Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

ClearBridge Investments, LLC

Western Asset Management Company, LLC*

Western Asset Management Company Limited

Custodian

The Bank of New York Mellon (“BNY”)**

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

*	Prior to May 2, 2018, known as Western Asset Management Company
**	Effective April 9, 2018, BNY became custodian.

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

SCD

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-888-777-0102.

Revised April 2018

NOT PART OF THE SEMI-ANNUAL REPORT

LMP Capital and Income Fund Inc.

LMP Capital and Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of LMP Capital and Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

FD04219 7/18 SR18-3384

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Capital and Income Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 25, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	July 25, 2018